FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income:
Foreign currency translation adjustments	$ 0	$ 109	$ 0
Other income	0	15	12
Total income	0	124	12
Expenses:
Interest and bank charges	154	253	174
Foreign currency translation adjustments	42	0	80
Total expenses	196	253	254
Financial expenses, net	$ 196	$ 129	$ 237